UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2022

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Not Applicable

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Entry into a Material Definitive Agreement.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2022, the board of directors of Ampio Pharmaceuticals, Inc. (the “Company”) determined to separate the roles of chair of the board and chief executive officer. J. Kevin Buchi, who previously served as the lead independent director, was elected as chair of the Company’s board of directors on May 28, 2022. Michael A. Martino continued as the Company’s Chief Executive Officer.

Following this action and also, effective May 28, 2022, David Bar-Or, Philip H. Coelho and Richard B. Giles resigned as directors of the Company. Dr. Bar-Or resigned to focus his time and attention on research under the February 4, 2022 research services agreement between his company, Trauma Research, LLC, and the Company. Mr. Coelho and Mr. Giles each resigned to pursue their other professional interests. Also effective May 28, 2022, the committees of the board of directors were reconstituted as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
J. Kevin Buchi (Chair)	David R. Stevens (Chair)	Elizabeth Jobes (Chair)
Elizabeth Jobes	Elizabeth Jobes	David R. Stevens
David R. Stevens

Each of Ms. Jobes, Mr. Buchi and Dr. Stevens is an “independent director” under the rules of the NYSE American and Rule 10A-3 and Rule 10C-1 under the Securities Exchange Act of 1934, as amended, as well as a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Mr. Buchi also qualifies as an audit committee financial expert.

Effective May 31, 2022, the Company terminated the employment of each of Holli Cherevka, President and Chief Operating Officer of the Company, and Michael Macaluso, advisor to the Chief Executive Officer of the Company. Under the employment agreement between Mr. Macaluso and the Company, upon termination of Mr. Macaluso’s employment, Mr. Macaluso must immediately (and with contemporaneous effect) resign as a director. Accordingly, also effective May 31, 2022, Mr. Macaluso resigned as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: June 1, 2022	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer